Fair Value Measurements	12 Months Ended
Dec. 31, 2020
Fair Value Disclosures [Abstract]
Fair Value Measurements

20.  Fair Value Measurements

Assets and Liabilities Measured and Disclosed at Fair Value on a Recurring Basis

In accordance with ASC 820, the Group measures term deposits and short term investments, restricted cash, available-for-sale debt investments and forward contract at fair value on a recurring basis.

The following table sets forth the financial instruments, measured at fair value on a recurring basis, by level within the fair value hierarchy (in thousands):

	Fair Value Measurements at Reporting Date Using
	Carrying Value on Balance Sheets	Quote Prices in Active Market for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
	RMB	RMB	RMB	RMB
As of December 31, 2019:
Assets:
Term deposits and short term investments	1,271,889	488,488	783,401	—
Restricted cash	66,234	66,234	—	—
Available-for-sale debt investments	2,014,537	—	—	2,014,537
Liability:
Forward contract in relation to disposal of investments in Particle	15,988	—	—	15,988
As of December 31, 2020:
Assets:
Term deposits and short term investments	1,280,033	—	1,280,033	—
Restricted cash	31,039	31,039	—	—
Available-for-sale debt investments	36,662	—	—	36,662

The following table sets forth the reconciliation of the fair value measurements of available-for-sale debt investments from January 1, 2018 to December 31, 2020 (in thousands):

Fair Value Measurements of Available-for-sale Debt Investments
RMB
Beginning balance as of January 1, 2018	1,196,330
Change in fair value	698,592
Currency translation adjustment	64,552
Additional investments	2,000
Ending balance as of December 31, 2018	1,961,474
Change in fair value	1,385,379
Disposal of part available-for-sale debt investments	(1,390,031)
Currency translation adjustment	57,715
Ending balance as of December 31, 2019	2,014,537
Change in fair value	(985,704)
Disposal of part available-for-sale debt investments	(1,005,150)
Additional investments	49,041
Currency translation adjustment	(34,062)
Impairment	(2,000)
Ending balance as of December 31, 2020	36,662

Term deposits. The fair values of term deposits placed with banks with original maturity of more than three months and up to one year are determined based on the pervasive interest rates in market as stated in the contracts with the banks. The Group classifies the valuation techniques that use the interest rates input as Level 1 of fair value measurement.

20.  Fair Value Measurements (Continued)

Assets and Liabilities Measured and Disclosed at Fair Value on a Recurring Basis (Continued)

Short term investments. Short term investments represent interest-bearing deposit placed with financial institutions which are restricted to withdrawal and use. The investments are issued by commercial bank in the PRC with a variable interest rate indexed to performance of underlying assets. To estimate fair value, the Group refers to the quoted rate of return provided by banks at the end of each period using the discounted cash flow method. The Group classifies the valuation techniques that use these inputs as Level 2 of fair value measurements.

Restricted cash. The Group’s restricted cash represents deposits that are restricted to withdrawal or usage. The fair values of restricted cash are determined based on the pervasive interest rate in the market. The Group classifies the valuation techniques that use the pervasive interest rates input as Level 1 of fair value measurement.

Available-for-sale debt investments. Available-for-sale debt investments mainly represent the investments of convertible redeemable preferred shares in Particle. In accordance with ASC 820, the Group measures available-for-sale debt investments at fair value on a recurring basis. As the Company entered into a binding letter of intent (the “LOI”) in February 2019, the fair values of the investments in Particle were determined based on the scenario analysis, the weighted average valuation results derived from both the discounted cash flow model and the market approach, and the probability of each scenario as of December 31, 2018. As the Company has completed delivery of the first batch of 94,802,752 preferred shares of Particle to the Proposed Buyers in 2019, the fair values of the investments in Particle as of December 31, 2019 were determined based on a valuation technique under the market approach, known as guideline company method, where financial ratios of comparable companies were analyzed to determine the value of Particle, as well as using observable transactions of Particle’s shares. In August 2020, the Company acquired 4,584,209 series D1 preferred shares of Particle from Run Liang Tai, which were previously pledged to the Company to secure the repayment of an interest-free loan with the principal of approximately US$9.7 million granted by the Company to Run Liang Tai. As the Company has completed delivery of 140,248,775 preferred shares of Particle in 2020 and only holds 4,584,209 series D1 preferred shares of Particle as of December 31, 2020, the fair values of the investments in Particle as of December 31, 2020 were determined based on a valuation technique under the market approach, known as guideline company method, where financial ratios of comparable companies were analyzed to determine the value of Particle. The Group classifies the valuation techniques that use unobservable inputs as Level 3 of fair value measurements.

The key inputs used in valuation of available-for-sale debt investments in Particle as of December 31, 2018, 2019 and 2020 were as follow:

	As of December 31,
	2018		2019	2020
	Under the Status Quo	Under the Trade Sale
	Scenario*	Scenario**
Discount rate	22.5%	17%	N/A	N/A
Lack of marketability discount (“DLOM”)	20%	15%	5%	25%
Volatility	44.5%	44.8%	45.7%	55.3%
Revenue growth rate	3.7%-75.8%	3.7%-75.8%	N/A	N/A
Terminal growth rate	3%	3%	N/A	N/A
Control premium	N/A	30%	N/A	N/A
Probability of each scenario	60%	40%	N/A	N/A

Note:

*Under the status quo scenario, the Company would not close the transaction contemplated under the LOI, and would keep holding the investments of convertible redeemable preferred shares in Particle and maintain the status quo.

**Under the trade sale scenario, the Company would close the transaction contemplated under the LOI, and the Company would go through trade sales on the investments of convertible redeemable preferred shares in Particle.

Forward contract in relation to disposal of investments in Particle. Forward contract in relation to disposal of investments in Particle represented the derivative forward contract resulting from the Supplemental Agreement between the Proposed Buyers and the Company, which stated the payment of the agreed-upon price in exchange for the second batch of preferred shares of Particle on or before August 10, 2020, and thus should be recognized as asset or liability and measured at fair value. The fair values of forward contract in relation to disposal of investments in Particle were determined based on a valuation technique using inputs including fair value of the underlying assets, risk-free interest rate, term and the delivery price in the Supplemental Agreement. The Group classifies the valuation techniques that use unobservable inputs as Level 3 of fair value measurements.

20.  Fair Value Measurements (Continued)

Assets and Liabilities Measured and Disclosed at Fair Value on a Non-Recurring Basis

The Group’s non-financial long-lived assets, such as intangible assets, goodwill and fixed assets, would be measured at fair value only if they were determined to be impaired on an other-than-temporary basis. The Group uses a combination of valuation methodologies, including market and income approaches based on the Group’s best estimate to determine the fair value of these non-financial assets. Inputs used in these methodologies primarily included future cash flows, discount rate, expected volatility and the selection of comparable companies operating in similar businesses.

For equity investments without readily determinable fair values accounted for under the measurement alternative, when there are observable price changes in orderly transactions for identical or similar investments of the same issuer, the investments are re-measured to fair value. The non-recurring fair value measurements to the carrying amount of an investment usually requires management to estimate a price adjustment for the different rights and obligations between a similar instrument of the same issuer with an observable price change in an orderly transaction and the investment held by the Company. These non-recurring fair value measurements were measured as of the observable transaction dates. The valuation methodologies involved require management to use the observable transaction price at the transaction date and other unobservable inputs (level 3) such as volatility of comparable companies and probability of exit events as it relates to liquidation and redemption preferences.

Accounts receivable, notes receivable, amounts due from related parties, prepayments and other current assets, accounts payable, amounts due to related parties, salary and welfare payable, accrued expense, and other current liabilities are financial assets or liabilities with carrying values that approximate fair value due to their short term nature.